SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2013

Natus Medical Incorporated

(Exact name of registrant as specified in its charter)

Delaware	000-33001	77-0154833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1501 Industrial Road, San Carlos, California 94070

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (650) 802-0400

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At its January 3, 2013 meeting, the Compensation Committee of the Board of Directors of Natus Medical Incorporated (the “Company”) approved the base salaries and bonus program for the Company’s executive officers for the period beginning January 1, 2013 and ending December 31, 2013.

The Compensation Committee approved the base salary amounts set forth in the table below:

Executive	Salary
James B. Hawkins Chief Executive Officer	$500,000
John T. Buhler President and Chief Operating Officer	$350,000
Steven J. Murphy Vice President Finance and Chief Financial Officer	$268,000
Austin F. Noll, III Vice President and General Manager, Neurology	$265,000
Kenneth M. Traverso Vice President and General Manager, Newborn Care	$295,000
D. Christopher Chung, M.D. Vice President Medical Affairs, Quality and Regulatory	$257,000

The Compensation Committee also approved a cash bonus plan for executive officers of the Company for 2013. Cash bonuses, if paid, may range from 50% to a maximum of 200% of the target amount.

The target bonus as a percentage of 2013 base salary is 100% for Mr. Hawkins, 75% for Mr. Buhler, 45% for each of Messrs. Murphy, Noll, and Traverso, and 35% for Dr. Chung.

For Mssrs. Hawkins, Buhler, Murphy, and Chung, the target bonus is based on the achievement of three metrics: (i) the consolidated pre-tax earnings contained in the Company’s 2013 business plan (“2013 Plan”) weighted at 60%, (ii) the consolidated revenue contained in the 2013 Plan weighted at 20%, and (iii) successful completion of discrete operational goals in 2013 weighted at 20%.

For Mssrs. Noll and Traverso, the target bonus is based on the achievement of four metrics: (i) the consolidated pre-tax earnings contained in the 2013 Plan weighted at 20%, (ii) the pre-tax earnings of their respective strategic business units (“SBUs”) contained in the 2013 Plan weighted at 40%, (iii) the revenue of their SBUs contained in the 2013 Plan weighted at 20%, and (iv) successful completion of discrete operational goals in 2013 weighted at 20%.

The payment of any bonus remains subject to the discretion of the Compensation Committee and in determining the attainment of operational financial metrics the Committee expects to refer to the Company’s reported operating results as adjusted to eliminate the effects of any subsequent event not taken into account in establishing the 2013 Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATUS MEDICAL INCORPORATED

Date: January 4, 2013	By:	/s/ Steven J. Murphy
Steven J. Murphy
Vice President Finance and Chief Financial Officer